SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15 (D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)  March 7, 1996

                          NESTOR, INC.
            (Exact name of registrant as specified in charter)


Delaware                      0-12-965        13-3163744
 (State of other jurisdiction (Commission     IRS employer
of incorporation)             file number)    identification no.

One Richmond Square, Providence, Rhode Island  02906
     (Address of principal executive offices)



Registrant's telephone number, including area code: 401-331-9640

                              N/A
   (Former name or former address, if changed since last report)

Item 5.   Other Events.

   Reference is made to a current report on Form 8-K dated January 30, 1996 filed with the Commission on February 5, 1996 relating to an investment by Wand/Nestor Investments L.P. in the Registrant. An additional investment in the amount of $777,000 was made on substantially the same terms and conditions as the investment reported on January 30, 1996 by Wand/Nestor Investments L. P. pursuant to a Securities Purchase Agreement dated March 7, 1996, a copy of which is annexed as an exhibit hereto.

                            EXHIBITS


The Following exhibit is filed herewith:

Exhibit No.         Description

                    10                                 Securities
                    Purchase Agreement
                                                       dated as
                    of March 7, 1996 between the Registrant and Wand/Nestor Investments L.P.

                    4                                  Amended
                    Certificate of Powers, Designations,
                    Preferences and Special Rights of Series G
                    Convertible Preferred Stock

                    10                                 Stock
                    Purchase Warrant dated as of March 7, 1996 between the Registrant and Wand/Nestor
                    Investments, L.P.



                           SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  March 21, 1996             NESTOR, INC.

                                   (Registrant)


                                   By:
                                      /S/ Herbert S. Meeker
                                      Secretary